INCOME TAX - Net deferred tax assets resulting from differences between financial accounting basis and tax basis of assets and liabilities (Details) - USD ($)	Mar. 31, 2020	Mar. 31, 2019	Mar. 31, 2018
INCOME TAX
Advertising expenses	$ 406,072	$ 3,721,177
Provision for loan loss	3,987,604	271,056
Net operating loss carry forwards	3,077,622	5,683
Total deferred tax assets	7,471,298	3,997,916
Less: Valuation allowance	$ (7,471,298)	(276,739)	$ 0
Total net deferred tax assets		$ 3,721,177